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                                                                    Exhibit 32.2

                             CELEBRATE EXPRESS, INC.

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Celebrate Express, Inc. (the "Company") on Form 10-Q for the quarter ended February 28, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Darin L. White, Vice President, Finance of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Darin L. White
-----------------------------
Darin L. White
Vice President, Finance
April 14, 2005